EXHIBIT 99.1

Anaren Agrees to be Acquired by Veritas Capital in a Cash Transaction

Affiliate of Veritas Capital to Pay $28.00 Per Share

SYRACUSE, N.Y., Nov. 4, 2013 (GLOBE NEWSWIRE) -- Anaren, Inc. (Nasdaq:ANEN) announced today the signing of a definitive merger agreement under which Anaren will be acquired by an affiliate of The Veritas Capital Fund IV, L.P. (Veritas Capital) for $28.00 per share in cash. The purchase price reflects a premium of approximately 12.4 percent over the closing price of Anaren common stock of $24.91 on November 1, 2013, the last day of trading prior to this announcement, a 42.8 percent premium over the closing price of Anaren common stock of $19.61 on April 15, 2013, which was the last close of trading before Vintage Capital Management, LLC (Vintage Capital) made an offer of $23.00 per share following the close of trading on April 15, 2013, and a 21.7 percent premium over the $23.00 per share offer from Vintage Capital. The transaction is valued at approximately $381 million. The Independent Committee of Anaren's Board of Directors unanimously recommended and the Board unanimously approved the merger agreement.

"Veritas Capital is pleased to be associated with Anaren, which has a long history of providing market-leading technology and products to the defense, wireless communications, medical and industrial markets. We are excited to support Larry Sala and his talented team in continuing to provide customers with cost effective and advanced solutions, and in accelerating the growth of the company's innovative technologies in current and adjacent markets," said Hugh Evans, Partner of Veritas Capital.

"With its extensive technology and industry experience and strong track record of fostering growth in its portfolio companies, Veritas Capital is an excellent partner for Anaren. Our board of directors and management team believe this transaction provides significant value for our shareholders and will provide considerable benefits for Anaren's customers and employees," said Larry Sala, Anaren's Chairman, President and CEO. "We are very excited by the prospect of working with Veritas Capital, leveraging their expertise and financial resources to continue to grow Anaren's business while providing our customers with state-of-the-art technology, high quality products and best-in-class customer service that they have come to expect from Anaren. We will continue to support all the customers, markets and product areas in which we are currently involved."

Closing Conditions

The transaction is subject to Anaren shareholder approval, and is also subject to customary regulatory and other closing conditions. The transaction is not subject to any financing conditions.

The Company and the Independent Committee's financial and legal advisors are Moelis & Company LLC, Houlihan Lokey Capital, Inc., Bond Schoeneck & King, PLLC and Dorsey & Whitney LLP, respectively. Veritas Capital's legal advisor is Skadden, Arps, Slate, Meagher & Flom LLP.

About Anaren, Inc.

Anaren, Inc. designs, develops, manufactures and sells highly integrated microwave components, assemblies and subsystems for the wireless communications, satellite communications and defense electronics markets. For more information on Anaren's products, visit our Web site at www.anaren.com.

About Veritas Capital

Founded in 1992 and headquartered in New York, Veritas Capital is a leading private equity investment firm that invests in companies that provide critical products and services to government and commercial customers worldwide. Since 1992, Veritas has been involved as the lead investor in over 65 transactions totaling approximately $16 billion in value. For more information, please visit http://www.veritascapital.com.

Forward-Looking Statements

This press release contains forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may contain the words "anticipate," "expect," "intend," "plan," "believe," "estimate," "may," "project," "will," "continue" and similar expressions of a future or forward-looking nature. Forward-looking statements may include discussions concerning revenue, expenses, earnings, cash flow, impairments, losses, dividends, capital structure, market and industry conditions, premium and commission rates, interest rates, contingencies, the direction or outcome of regulatory investigations and litigation, income taxes and the Company's operations or strategy. These forward-looking statements are based on management's current views with respect to future results. Forward-looking statements are based on beliefs and assumptions made by management using currently-available information, such as market and industry materials, experts' reports and opinions, and current financial trends. These statements are only predictions and are not guarantees of future performance. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those contemplated by a forward-looking statement. These risks and uncertainties include, without limitation: (1) the acquisition may not be consummated in a timely manner, if at all; (2) the definitive acquisition agreement may be terminated in circumstances that require the Company to pay a termination fee or reimburse certain expenses; (3) the diversion of management's attention from the Company's ongoing business operations; (4) the failure of the acquiror to obtain the necessary financing to complete the acquisition; (5) the effect of the announcement of the acquisition on the Company's business relationships, operating results and business generally; and (6) the failure to obtain the requisite approvals to the acquisition, such as shareholder approval, and regulatory approval.

Additional factors are set forth in Anaren's filings with the SEC, including its Annual Report on Form 10-K for the year ended June 30, 2013, filed with the SEC on August 12, 2013 and its subsequent Quarterly Reports on Form 10-Q. Forward-looking statements speak only as of the date on which they are made. Anaren expressly disclaims any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Additional Information about the Transaction and Where to Find It

In connection with the Merger, Anaren intends to file relevant materials with the SEC, including a preliminary proxy statement and a definitive proxy statement. INVESTORS AND SHAREHOLDERS OF ANAREN ARE URGED TO READ THESE MATERIALS WHEN THEY BECOME AVAILABLE, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ANAREN AND THE MERGER. Shareholders of Anaren can obtain more information about the proposed transaction by reviewing the Form 8-K to be filed by Anaren in connection with the announcement of the entry into the merger agreement, and any other relevant documents filed with the SEC when they become available. The preliminary proxy statement, the definitive proxy statement and any other relevant materials (when they become available), and any other documents filed by Anaren with the SEC, may be obtained free of charge at the SEC's web site at www.sec.gov. In addition, investors and shareholders may obtain free copies of the documents filed with the SEC by directing a written request to: Anaren, Inc., 6635 Kirkville Road, East Syracuse, New York 13057, Attention: Investor Relations. Investors and shareholders are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the merger.

Participants in Solicitations

Anaren and its directors, executive officers, and other members of its management and employees may be deemed to be participants in the solicitation of proxies from the shareholders of Anaren in connection with the Merger. Information regarding Anaren's directors and executive officers and their ownership of Company common stock is set forth in the proxy statement on Schedule 14A for Anaren's 2013 annual meeting of shareholders, which was filed with the SEC on September 20, 2013. Investors and shareholders may obtain additional information regarding the interests of such potential participants by reading the preliminary proxy statement, the definitive proxy statement and the other relevant documents filed with the SEC when they become available.

CONTACT: John Hoeschele,
         Marketing Communications
          & Government Relations Manager
         315-362-0453